                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2000




                             ANKER COAL GROUP, INC.
             (Exact Name Of Registrant As Specified in Its Charter)




           Delaware                      333-39643              52-1990183
(State or other jurisdiction      (Commission File Number)  (I.R.S. Employer
 of incorporation or organization)                          Identification No.)



     2708 Cranberry Square                                       26508
     Morgantown, West Virginia                                 (Zip Code)
(Address Of Principal Executive Offices)



       Registrant's telephone number, including area code: (304) 594-1616

                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS



ITEM 5.  OTHER EVENTS .................................................    1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS ............................    1


SIGNATURE PAGE ........................................................    2


EXHIBIT INDEX .........................................................    3

ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. issued the attached press release on March 14, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits


         99.1     Press Release dated March 14, 2000

SIGNATURE





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                   ANKER COAL GROUP, INC.



                                                   /s/ Bruce Sparks
                                                   ---------------------------
                                                   Bruce Sparks
                                                   President


Date:  March 14, 2000
























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